UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 18, 2005

____________________

DEL GLOBAL TECHNOLOGIES CORP.

(Exact name of registrant as specified in charter)

New York	0-3319	13-1784308
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Park, Valhalla, NY	10595
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (914) 686-3650

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 18, 2005, Del Global Technologies Corp., a New York corporation (the “Company”), announced that (i) it will issue financial results for the fourth quarter and fiscal year ended July 30, 2005 on Thursday, October 20, 2005 after the close of the stock market and (ii) the Company’s management will conduct a conference call on Friday, October 21, 2005 at 11:00 am Eastern Time to discuss these results. A copy of the press release is furnished as Exhibit 99.01 to this report.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Exhibits

99.01	Press Release dated October 18, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL GLOBAL TECHNOLOGIES CORP.

(Registrant)

Date: October 19, 2005	By:	/s/ Mark Koch
Mark Koch
Principal Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.01	Press Release dated October 18, 2005

4